EXHIBIT 3.2





                           AMENDED AND RESTATED BYLAWS

                                       OF

                             LASERSIGHT INCORPORATED






                            Adopted: December 2, 1999

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                             LASERSIGHT INCORPORATED
                           AMENDED AND RESTATED BYLAWS

                                    ARTICLE I
                                     OFFICES
                                     -------

Section 1.        Registered Office in Delaware.
                  -----------------------------

         The registered office of LaserSight Incorporated (the "Corporation") in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, in the County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

Section 2.        Other Offices.
                  -------------

         The Corporation may, in addition to its registered office, establish and maintain such an office or offices, at such place or places within or without the State of Delaware, as the Corporation's Board of Directors (the "Board") may deem necessary, desirable or expedient from time to time.

                                   ARTICLE II
                                  STOCKHOLDERS
                                  ------------

Section 1.        Place of Meetings.
                  -----------------

         Each meeting of the stockholders shall be held at the principal office of the Corporation or at such other place, within or without the State of Delaware, as shall be designated by the Board in the notice of meeting.

Section 2.        Annual Meeting.
                  --------------

         The annual meeting of the stockholders shall be held pursuant to notice and at such date and time as shall be designated by the Board in the notice of meeting for the purpose of electing directors and for the transaction of such other business as may come before the meeting.

Section 3.        Special Meetings.
                  ----------------

         Special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, only by (a) the Chairman of the Board, (b) the Chief Executive Officer, or (c) the Board pursuant to a resolution adopted by a majority of the members of the Board then in office. Special meetings of the stockholders of the Corporation may not be called by any other person or persons. Special meetings may be held at any place, within or without the State of Delaware, as determined by the person or persons calling such meeting. The only business that may be conducted at such a meeting, other than procedural matters and matters relating to the conduct of the meeting, shall be matters relating to the purpose or purposes stated in the notice of meeting.


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Section 4.        Notice of Meetings.
                  ------------------

         The Secretary or an Assistant Secretary, if any, of the Corporation shall give written notice of every meeting of the stockholders to each stockholder of record entitled to vote at the meeting. Such notice shall be given not less than 10 days, nor more than 60 days, prior to the day named for the meeting, unless a different period of notice is required by law. Such notice shall be given either by regular mail, overnight courier, telegram or facsimile transmission, or by any other means comparable to any of the foregoing, to each stockholder at his address appearing on the books of the Corporation or supplied by him to the Corporation for the purpose of notice. Such notice shall specify the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is held. When a meeting is adjourned to another date, hour or place in accordance with the Delaware General Corporation Law, as amended (the "DGCL"), notice need not be given of the adjourned meeting if the date, hour and place thereof are announced at the meeting at which the adjournment is taken unless otherwise required by the DGCL.

Section 5.        Waiver of Notice.
                  ----------------

         A waiver of notice in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted nor the purpose of the meeting need be specified in the waiver of notice of such meeting. Attendance of the person either in person or by proxy at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.

Section 6.        Record Date.
                  -----------

         In order that the Corporation may determine the  stockholders  entitled
(a) notice of or to vote at any meeting of stockholders or any adjournments thereof, (b) receive payment of any dividend or other distribution, or allotment of any rights, or (c) exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board, in advance, may fix a date as the record date for any such determination, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 days nor less than 10 days before the date of such meeting, nor more than 60 days prior to the date of any other action. A determination of the stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting taken pursuant to
Article II, Section 8 hereof; provided, however, that the Board, in its discretion, may fix a new record date for an adjourned meeting in accordance with the DGCL and these amended and restated bylaws of the Corporation ("Bylaws"). If the Board fixes a record date in accordance with the DGCL and these Bylaws, only stockholders determined to be stockholders of record on the record date so fixed shall be entitled to notice of, or to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend or other distribution, or allotment of rights, or to exercise such rights in respect of such change, conversion or exchange of stock, or to participate in any such other lawful action, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

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Section 7.        List of Stockholders.
                  --------------------

         At least 10 days before any meetings of the stockholders, the officer or transfer agent in charge of the stock transfer books of the Corporation shall prepare and make a complete alphabetical list of the stockholders entitled to vote at such meeting, which list shall show the address of each stockholder and the number of shares registered in the name of each stockholder. The list so prepared shall be maintained at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held, and shall be open for inspection by any stockholder, for any purpose germane to the meeting, during ordinary business hours during a period of not less than 10 days prior to the meeting. The list shall also be produced and kept open at the meeting (during the entire duration thereof) and, except as otherwise provided by law, may be inspected by any stockholder or proxy of a stockholder who is present at such meeting.

Section 8.        Quorum.
                  ------

         The presence in person or by proxy of the holders of a majority of the votes represented by issued and outstanding shares of capital stock entitled to vote at a stockholders' meeting shall constitute a quorum, except that the presence in person or by proxy of the holders of a majority of the issued and outstanding shares of each class or series of capital stock which is entitled to vote as a class or series at a stockholders' meeting shall constitute a quorum for any vote in which a vote of such class or series is required.

         When any meeting is convened the presiding officer, if directed by the Board, may adjourn the meeting if (a) no quorum is present for the transaction of business, or (b) the Board determines that adjournment is necessary or appropriate to enable the stockholders (1) to consider fully information which the Board determines has not been made sufficiently or timely available to stockholders, or (2) otherwise to exercise effectively their voting rights. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

Section 9.        Stockholder Proposals.
                  ---------------------

         (a) Annual Meetings of Stockholders. (1) Nomination of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (x) pursuant to the Corporation's notice of meeting, (y) by or at the direction of the Board, or
(z) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Article II, Section 9, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Article II, Section 9.

         (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (z) of paragraph (a)(1) of this Article II, Section 9, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier

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than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (x) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (y) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made; and (z) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

         (3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Article II, Section 9 to the contrary, in the event that the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Article II, Section 9 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

         (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (x) by or at the direction of the Board, or (y) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Article II, Section 9, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Article II, Section 9. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(2) of this Article II, Section 9 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not

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later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

         (c) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Article II, Section 9 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Article II, Section 9. Except as otherwise provided by law, the Corporation's Certificate of Incorporation (the "Certificate of Incorporation") or these Bylaws, the Chairman of the meeting shall have the power and duty to determined whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in this Article II, Section 9 and, if any proposed nomination or business is not in compliance with this
Article II, Section 9, to declare that such defective proposal or nomination shall be disregarded.

         (2) For purposes of this Article II, Section 9, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

         (3)  Notwithstanding  the  foregoing  provisions  of this  Article  II,
Section 9, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Article II, Section 9. Nothing in this Article II,
Section 9 shall be deemed to affect any rights of (x) stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act, or (y) the holders of any series of Preferred Stock to elect directors under specified circumstances.

Section 10.       Voting Power.
                  ------------

         Unless otherwise provided in a resolution or resolutions providing for any class or series of preferred stock pursuant to Paragraph Fourth of the Certificate of Incorporation, as amended or by the DGCL, every stockholder of record of the Corporation shall be entitled to vote, in person or by proxy, the shares of voting stock of every share of each class or series held of record by such stockholder. In the election of directors, a plurality of the votes cast shall elect. All other questions shall be decided by the vote of the majority of the votes represented by issued and outstanding shares of capital stock present in person or represented by proxy and entitled to vote at any meeting, or if the voting is by class or series, a majority of the votes of each class or series of capital stock present in person or represented by proxy and entitled to vote at any meeting, unless otherwise specially provided by the DGCL or by the Certificate of Incorporation or these Bylaws. Abstentions shall not be considered to be votes cast.

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Section 11.       Proxies.
                  -------

         Every stockholder may vote either in person or by proxy. Every proxy shall be executed in writing by the stockholder or by his duly authorized attorney-in-fact and filed with the Secretary of the Corporation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until notice thereof has been given to the Secretary of the Corporation. No proxy shall be valid after eleven months from the date of its execution unless a longer time is expressly provided therein, but in no event shall a proxy, unless coupled with an interest, be voted on after three years from the date of its execution. A proxy shall not be revoked by the death or incapacity of the maker unless before the vote is counted or the authority is exercised, written notice of such death or incapacity is given to the Secretary of the Corporation.

Section 12.       Inspectors.
                  ----------

         Elections for directors need not be by ballot, except upon demand made by a stockholder at the election and before the voting begins. In advance of any meeting of stockholders, the Board shall appoint inspectors, who need not be stockholders, to act at such meeting and make a written report thereof. Such inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation. The number of inspectors shall be one or three. One or more persons may be designated by the Board as alternate inspectors to replace any inspector who fails to act. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Board in advance of the convening of the meeting, or at the meeting by the person or officer acting as chairman. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the DGCL.

Section 13.       Presiding Officers and Order of Business.
                  ----------------------------------------

         All meetings of stockholders shall be called to order and presided over by the Chairman of the Board, or in his absence, by the Chief Executive Officer, President or highest ranking Vice President, or in the absence of all of them, by the Chief Financial Officer, or if none of these be present by a chairman designated by the Board. The Secretary of the Corporation shall act as secretary of the meeting, but in the absence of the Secretary of the Corporation, the presiding officer may appoint a secretary of the meeting.

Section 14.       Procedural Matters.
                  ------------------

         At each meeting of stockholders, the chairman of the meeting shall fix and announce the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting and shall determine the order of business and all other matters of procedure. Except to the extent inconsistent with any such rules and regulations as adopted by the Board, the chairman of the meeting may establish rules, which need not be in writing, to maintain order for the conduct of the meeting, including, without limitation, restricting attendance to bona fide stockholders of record and their

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proxies and other persons in attendance at the invitation of the chairman and making rules governing speeches and debates. The chairman of the meeting acts in his or her absolute discretion and his or her rulings are not subject to appeal.

Section 15.       Ability of Stockholders to Act by Written Consent.
                  -------------------------------------------------

         (a) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Corporation's Secretary, request the Board to fix a record date. The Board shall promptly, but in all events within 10 days after the date such request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board within 10 days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its principal executive offices, or any officer or agent of the Corporation having custody of the book in which proceedings or meetings of stockholders are recorded. If no record date has been fixed by the Board and prior action of the Board is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board adopts the resolution taking such prior action.

         (b) Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered to the Corporation in the manner required by this Article II, Section 15, a written consent or consents signed by a sufficient number of stockholders to take such action pursuant to Section 228 of the DGCL, as amended, are delivered to the Corporation in the manner prescribed in paragraph (a) of this Article II, Section 15.

         (c) In the  event  of the  delivery,  in the  manner  provided  in this
Article II, Section 15, to the Corporation of the requisite written consent or consents to take corporate action and/or any related revocation or revocations, the Corporation shall engage nationally recognized independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. For the purpose of permitting a prompt ministerial review by the independent inspectors, no action by written consent without a meeting shall be effective until the earlier of (i) five business days following delivery to the Corporation of unrevoked consents signed by a sufficient number of stockholders to take such action pursuant to Section 228 of the DGCL, or (ii) such date as the independent inspectors certify to the Corporation that consents delivered to the Corporation in accordance with this
Article II, Section 15 represent at least the minimum number of votes that would be necessary to take the corporate action in accordance with Section 228 of the DGCL. Nothing contained in this paragraph shall in any way be construed to suggest or imply that the Board or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether during or after such five business day period, or to take any other action (including,

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without limitation, the commencement, prosecution, or defense of any litigation with respect thereto).

                                   ARTICLE III
                                      BOARD
                                      -----

Section 1.        Powers; Qualifications; Number and Term.

         The business and affairs of the Corporation shall be managed by or under the direction of the Board. A member of the Board need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The Board shall consist of seven persons; provided, however, that such number of directors may from time to time be increased and decreased by a duly adopted resolution of the Board but shall in no event be reduced to less than three. Directors who are selected at an annual meeting of stockholders shall hold office until the next annual meeting of stockholders and until their successors shall be elected and qualified, subject to prior death, retirement, resignation or removal.

         Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Certificate of Incorporation or the resolution or resolutions adopted by the Board pursuant to Section 3 of Paragraph Fourth of the Certificate of Incorporation applicable thereto.

Section 2.        Vacancies.
                  ---------

         Subject to the rights of the holders of any series of preferred stock or any other class of capital stock of the Corporation (other than common stock) then outstanding, any vacancy in the Board, arising from death, retirement, resignation, removal, an increase in the number of directors or any other cause, may be filled by the Board acting by a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director, the stockholders acting at an annual meeting or, if the vacancy is with respect to a director elected by a voting group, by action of any other directors elected by such voting group or such voting group.

         Each director chosen to fill a vacancy in the Board arising from the death, retirement, resignation, removal of a director shall be elected to complete the term of office of the director who is being succeeded. In the event of any increase or decrease in the authorized number of directors, each director then serving as such shall nevertheless continue as a director until the expiration of such director's current term or his or her prior death, retirement, resignation or removal. Each director elected to fill a newly created directorship shall hold office until the next annual meeting of the stockholders and until his or her successor shall be elected and qualified, subject to prior death, retirement, resignation or removal. No decrease in the number of directors constituting the whole Board shall shorten the term of an incumbent director.

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Section 3.        Removal of Directors.
                  --------------------

         Except as may be provided in a resolution or resolutions providing for any class or series of preferred stock pursuant to Paragraph Fourth of the Certificate of Incorporation with respect to any directors elected by the holders of such class or series, any director, or the entire Board, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

Section 4.        Nomination of Directors.
                  -----------------------

         Only persons who are selected and recommended by the Board or the committee of the Board designated to make nominations, or who are nominated by stockholders in accordance with the procedures set forth in Article II, Section 9, shall be eligible for election, or qualified to serve, as directors, except as may be otherwise provided in the Certificate of Incorporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances.

Section 5.        Place of Meetings.
                  -----------------

         The Board may hold annual, regular and special meetings, and have an office or offices, either within or outside the State of Delaware, at such place as the Board from time to time deems advisable.

Section 6.        Annual and Regular Meetings.
                  ---------------------------

         The Board shall, without notice, hold an annual meeting immediately after the annual meeting of the stockholders, or after the last adjournment thereof, and shall hold other regular meetings at such time and place as it may determine. No notice to the newly elected directors of such annual meeting shall be necessary for such meeting to be lawful, provided a quorum is present.

Section 7.        Special Meetings.
                  ----------------

         The Board shall hold such special meetings as shall be called by the Chairman of the Board, Chief Executive Officer, President, or Vice President, or Secretary, or any two directors. Each such meeting shall be held at such time and place as shall be designated in the notice of meeting.

Section 8.        Notice of Meetings.
                  ------------------

         Notice of the date, time and place of each meeting, except the annual meeting, of the Board shall be (a) mailed by regular mail to each director, at his address appearing on the books of the Corporation or supplied by the director to the Corporation for the purpose of notice ("designated address"), at least six days before the meeting; (b) sent by overnight courier to each director at his designated address at least two days before the meeting (with delivery scheduled to occur no later than the day before the meeting); or (c) given orally by telephone or other means, or by telegraph or facsimile transmission, or by any other means comparable to any of the foregoing, to each director at his designated address not later than the day before the day on

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which such meeting is to be held or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances; provided, however, that if less than five days' notice is provided and one-third of the directors then in office object in writing prior to or at the commencement of the meeting, such meeting shall be postponed until five days after such notice was given pursuant to this sentence (or such shorter period to which a majority of those who objected in writing agree), provided that notice of such postponed meeting shall be given in accordance with this
Article III, Section 8. The notice of the meeting shall state the general purpose of the meeting, but other routine business may be conducted at the meeting without such matter being stated in the notice.

Section 9.        Waiver of Notice.
                  ----------------

         A waiver of written notice in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance of a person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened, and any such person so states his purpose in attending such meeting and refrains from participation in the business of the meeting.

Section 10.       Quorum.
                  ------

         Except as otherwise provided in the Certificate of Incorporation, these Bylaws and the DGCL, a majority of the directors in office shall be necessary at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and the affirmative vote of a majority of those directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board. In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present thereat. Notice of any adjourned meeting need not be given.

Section 11.       Presiding Officer and Order of Business.
                  ---------------------------------------

         All meetings of the Board shall be called to order and presided over by the Chairman of the Board, or in his absence, by a member of the Board selected by the members present. The Secretary of the Corporation shall act as secretary, but in the absence of the Secretary of the Corporation, the presiding officer may appoint a secretary.

Section 12.       Action by Board Without Formal Meeting.
                  --------------------------------------

         Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case may be.

Section 13.       Compensation.
                  ------------

         Directors, as such, shall receive such compensation and reimbursement for expenses as the Board may by resolution allow. Directors shall also be entitled to receive such compensation for services rendered to the Corporation in any capacity other than as directors, as may be provided from time to time by resolution of the Board.

Section 14.       Resignation.
                  -----------

         Any director, member of a committee, or other officer may resign at any time by giving written notice to the Board, the Chairman of the Board or Secretary of the Corporation. Such resignation shall be effective at the time specified therein, or, if no time be specified, at the time of its receipt by the Board or such officer, and the acceptance of the resignation shall not be necessary to make it effective. Resignations not submitted in writing may be evidenced by a written acknowledgement of receipt thereof signed by the receiving director or officer of the Corporation or by acknowledgement of receipt thereof in the minutes of a subsequent stockholders' or directors' meeting.

Section 15.       Telephonic Meetings and Participation.
                  -------------------------------------

         Members  of  the  Board  or  any  committee   designated   thereby  may
participate in any meeting of such Board or committee by means of conference telephone or similar communications equipment by which all persons participating can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

                                   ARTICLE IV
                                   COMMITTEES
                                   ----------

Section 1.        Committees Generally.
                  --------------------

         The Board may, by resolutions passed by a majority of the members of the Board then in office, designate members of the Board to constitute committees that, except as otherwise provided in Sections 2, 3, 4 and 5 of this
Article IV, in each case, shall consist of such number of directors, and shall have and may execute such powers, as described in this Article IV, as is permitted by the DGCL and as specified in the respective resolutions appointing them. Any such committee may fix its rules of procedure, determine its manner of acting and the time and place, whether within or without the State of Delaware, of its meetings and specify what notice thereof, if any, shall be given, unless these Bylaws, or the Board by resolution, shall provide otherwise. Unless otherwise provided by the Board or such committee, the quorum, voting and other procedures shall be the same as those applicable to actions taken by the Board. A majority of the members of the Board then in office shall have the power to change the membership of any such committee at any time, to fill vacancies therein and to discharge any such committee or to remove any member thereof, either with or without cause, at any time.

Section 2.        Audit and Finance Committee.
                  ---------------------------

         The Audit and Finance Committee shall consist of such number of directors, who shall not be officers or employees of the Corporation or any of its affiliates, not less than two, as shall from time to time be determined by the Board. The Audit and Finance Committee shall each year make a recommendation, based on a review of qualifications, to the Board for the appointment of independent public accountants to audit the financial statements of the Corporation and to perform such other duties as the Board may from time to time prescribe. As part of such review of qualifications, the Audit and Finance Committee shall consider management's plans for engaging the independent public accountants for management advisory services to determine whether such services could impair the public accountants' independence. The Audit and Finance Committee shall examine and make recommendations to the Board with respect to the scope of audits conducted by the Corporation's independent public accountants and internal auditors. The Audit and Finance Committee shall review all recommendations made by the Corporation's independent public accountants and internal auditors to the Audit and Finance Committee or the Board with respect to the accounting methods and the system of internal control used by the Corporation, and shall advise the Board with respect thereto. The Audit and Finance Committee shall review reports from the Corporation's independent public accountants and internal auditors concerning compliance by management with governmental laws and regulations and with the Corporation's policies relating to ethics, conflicts of interest and disbursements of funds. The Audit and Finance Committee shall meet with the Corporation's independent public accountants and/or internal auditors without management present whenever the Audit and Finance Committee shall deem it appropriate.

Section 3.        Executive Compensation and Stock Option Committee.
                  -------------------------------------------------

         The Executive Compensation and Stock Option Committee shall consist of such number of directors, who shall not be officers or employees of the corporation or any of its affiliates, not less than two, as shall from time to time be determined by the Board. The Executive Compensation and Stock Option Committee shall make recommendations to the Board with respect to the administration of the salaries, bonuses, and other compensation to be paid to key employees and officers of the Corporation, including the terms and conditions of their employment, and shall administer all stock option and other benefit plans (except with respect to participation by executive officers and unless otherwise specified in plan documents) affecting key employees' and officers' direct and indirect remuneration. The Executive Compensation and Stock Option Committee shall perform such other duties as the Board may from time to time prescribe.

Section 4.        Executive Committee.
                  -------------------

         The Executive Committee shall consist of such number of directors, not less than two, as shall from time to time be determined by the Board. The Executive Committee shall be responsible for facilitating certain executive actions, thereby eliminating the need for whole Board approval for such actions. Specific duties, responsibilities and authority shall be established by the whole Board from time to time.

Section 5.        Nominating Committee.
                  --------------------

         The Nominating Committee shall consist of such number of directors, not less than two, as shall from time to time be determined by the Board. The Nominating Committee shall be responsible for reviewing the qualifications of, and recommending to the Board, candidates for election to the Board, and shall perform such other duties as the Board may from time to time prescribe.

                                    ARTICLE V
                               OFFICERS AND AGENTS
                               -------------------

Section 1.        Officers.
                  --------

         The officers of the Corporation shall be a Chairman of the Board, a Chief Executive Officer, a President, a Chief Financial Officer and a Secretary, all of whom shall be elected by the Board. In addition, the Board may elect one or more Vice Presidents or Assistant Secretaries or appoint such other additional officers and agents as they may deem advisable. Any two or more offices may be held by the same person except the offices of President and Secretary. The officers shall be elected each year at the annual meeting of the Board which shall be held each year pursuant to Article III, Section 6 hereof.

         The Board may appoint, or may empower the Chief Executive Officer to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

Section 2.        Term.
                  ----

         Each officer and each agent shall hold office until his successor is elected or appointed and qualified or until his death, resignation or removal by the Board.

Section 3.        Authority, Duties and Compensation.
                  ----------------------------------

         All elected or appointed officers and agents shall have such authority and perform such duties as may be provided in these Bylaws or as may be determined by the Board or the Chairman of the Board. They shall receive such compensation for their services as may be determined by the Board, or by the Chairman of the Board with respect to all officers and agents subordinate to him. Notwithstanding any other provisions of these Bylaws, the Board shall have power from time to time by resolution to prescribe by what officers or agents particular documents or instruments or particular classes of documents or instruments shall be signed, countersigned, endorsed or executed, provided, however, that any person, firm or corporation shall be entitled to accept and to act upon any document or instrument signed, countersigned, endorsed or executed by officers or agents of the company pursuant to the provisions of these Bylaws unless prior to receipt of such document or instrument such person, firm or corporation has been furnished with a certified copy of a resolution of the Board prescribing a different signature, countersignature, endorsement or execution.

Section 4.        Chairman of the Board.
                  ---------------------

         The Chairman of the Board, if such an officer be elected, shall serve as the Corporation's general manager, and shall have general supervision, direction and control of the Corporation's business and its officers, and, if present, preside at meetings of the stockholders and the Board and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board or as may be prescribed by these Bylaws. If there is no Chief Executive Officer, then the Chairman of the Board shall also be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Article V, Section 5 of these Bylaws. The Chairman of the Board shall report to the Board.

Section 5.        Chief Executive Officer.
                  -----------------------

         Subject to such supervisory powers, if any, as may be given by the Board to the Chairman of the Board, if there be such an officer, the Chief Executive Officer of the Corporation shall, subject to the control of the Board, have general supervision, direction, and control of the business and the officers of the Corporation. In the absence or nonexistence of a Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board. He shall have the general powers and duties of management usually vested in the chief executive officer of a corporation, and shall have such other powers and duties as may be prescribed by the Board or these Bylaws.

Section 6.        President.
                  ---------

         The President may assume and perform the duties of the Chief Executive Officer in the absence or disability of the Chief Executive Officer or whenever the office of the Chief Executive Officer is vacant. The President of the Corporation shall exercise and perform such powers and duties as may from time to time be assigned to him by the Board or as may be prescribed by these Bylaws. The President shall have authority to execute in the name of the corporation bonds, contracts, deeds, leases and other written instruments to be executed by the Corporation. In the absence or nonexistence of the Chairman of the Board and Chief Executive Officer, the President shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the Board and the Chief Executive Officer, at all meetings of the Board and shall perform such other duties as the Board may from time to time determine.

Section 7.        Chief Financial Officer.
                  -----------------------

         The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

         The Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board. He or she shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the Chief Executive Officer and directors, whenever they request it, an account of all of his or her transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board or these Bylaws.

Section 8.        Vice Presidents.
                  ---------------

         In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board or, if not ranked, a vice President designated by the Board, shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, these Bylaws, the Chairman of the Board or the Chief Executive Officer.

Section 9.        Secretary.
                  ---------

         The Secretary shall give or cause to be given all required notices of meetings of stockholders and of the Board, shall attend such meetings when practicable, shall record and keep the minutes and all other proceedings thereof, shall attest such records after every meeting by his signature, shall safely keep all documents and papers which shall come into his possession and shall truly keep the books and accounts of the Corporation appertaining to his office. In the absence or disability of the Secretary, any Assistant Secretary shall have authority and perform the duties of the Secretary.

Section 10.       Resignation and Removal of Officers.
                  -----------------------------------

         Any executive officer of the Corporation may be removed, either for cause or without cause, by the affirmative vote of a majority of the whole Board. Other officers and agents may be removed either for cause or without cause by the Board, the Chairman of the Board or the Chief Executive Officer. Removal of an executive officer or other officer or agent in accordance herewith shall be without prejudice to the contract rights, if any, of the person so removed. Any officer may resign at any time by written notice to the Corporation. Unless otherwise stated in such notice of resignation, the acceptance thereof shall not be necessary to make it effective; and such resignation shall take effect at the time specified therein or, in the absence of such specification, it shall take effect upon the receipt thereof.

Section 11.       Vacancies.
                  ---------

         Vacancy in any office or position by reason of death, resignation, removal, disqualification or any other cause shall be filled in the manner provided in Article V, Section 1 hereof for regular appointment to such office. Unless earlier removed pursuant to Article V, Section 10, any officer appointed by the Board to fill any such vacancy shall serve only until such time as the unexpired term of his predecessor expires unless reappointed by the Board.

                                   ARTICLE VI
                                 INDEMNIFICATION
                                 ---------------

Section 1.        Right to Indemnification.
                  ------------------------

         Each person who was or is made a party or is threatened to be made a party to or is involved in or called as a witness in any Proceeding (as hereinafter defined) because he or she is or was or had agreed to become a director, officer, employee, agent or Delegate of this Corporation, shall be indemnified and held harmless by the Corporation to the fullest extent permitted under the DGCL, as the same now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the DGCL permitted the Corporation to provide prior to such amendment). Such indemnification shall cover all expenses incurred by a person indemnified pursuant to this Article VI (including, but not limited to, attorneys' fees and other expenses of litigation) and all liabilities and losses (including, but not limited to, judgments, fines, ERISA or other excise taxes or penalties and amounts paid or to be paid in settlement) incurred by such person in connection therewith.

         Notwithstanding the foregoing, except with respect to indemnification specified in Section 3 of this Article VI, the Corporation shall indemnify an Indemnified Person in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board.

         For purposes of this Article VI:

         (a) a "Proceeding" is an action, suit or proceeding, whether civil, criminal, administrative or investigative, and any appeal therefrom including, without limitation, any such action, suit, proceeding or appeal by or in the right of the Corporation;

         (b) a "Delegate" of the Corporation is (A) any employee of the Corporation or a subsidiary of the Corporation serving as a director or officer (or in a substantially similar capacity) of an entity or enterprise (x) in which the Corporation and its subsidiaries collectively own a 10% or greater equity interest or (y) the principal function of which is to service or benefit the Corporation or a subsidiary of the Corporation; (B) any employee of the Corporation or a subsidiary of the Corporation serving as a trustee or fiduciary of an employee benefit plan of the Corporation or any entity or enterprise referred to in clause (A); and (C) any person acting at the request of the Board in any capacity with any entity or enterprise other than the Corporation; and

         (c)  the  "Corporation"  means  LaserSight  Incorporated,   a  Delaware
corporation, and its successors, but does not include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger within the meaning of Section 145(h) of the DGCL.

Section 2.        Expenses.
                  --------

         Expenses, including attorneys' fees, incurred by a director or officer of the Corporation indemnified pursuant to Section 1 of this Article VI in defending or otherwise being involved in a Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding, including any appeal therefrom, upon receipt of an undertaking (the "Undertaking") by or on behalf of such person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation; provided that in connection with a Proceeding (or part thereof) initiated by such person, except a Proceeding authorized by Section 3 of this Article VI, the Corporation shall pay said expenses in advance of final disposition only if such Proceeding (or part thereof) was authorized by the Board. A person to whom expenses are advanced pursuant hereto shall not be obligated to repay pursuant to the Undertaking until the final determination of any pending Proceeding in a court of competent jurisdiction concerning the right of such person to be indemnified or the obligation of such person to repay pursuant to the Undertaking. Such expenses, including attorneys' fees, incurred by other employees and agents of the Corporation may be so paid upon such terms and conditions, if any, as the Board deems appropriate.

Section 3.        Protection of Rights.
                  --------------------

         If a claim under Section 1 of this Article VI is not promptly paid in full by the Corporation after a written claim has been received by the Corporation or if expenses pursuant to Section 2 of this Article VI have not been promptly advanced after a written request for such advancement accompanied, in the case of such request by a director or officer, by the Undertaking has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim or the advancement of expenses. If successful, in whole or in part, in such suit, such claimant shall also be entitled to be paid the reasonable expense thereof (including, without limitation, attorneys' fees). It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required Undertaking, if any, has been tendered to the Corporation) that indemnification of the claimant is prohibited by law, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board, independent legal counsel, or its stockholders) to have made a determination, if required, prior to the commencement of such action that indemnification of the claimant is proper in the circumstances, nor an actual determination by the Corporation (including its Board, independent legal counsel, or its stockholders) that indemnification of the claimant is prohibited, shall be a defense to the action or create a presumption that indemnification of the claimant is prohibited. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in accordance with any applicable standard of conduct which makes it permissible under the DGCL for the Corporation to indemnify the claimant.

Section 4.        Miscellaneous.
                  -------------

         (a) Non-Exclusivity of Rights. The rights conferred on any person by this Article VI shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-law, agreement, vote of stockholders or disinterested directors or otherwise. The Board shall have the authority, by resolution, to provide for such indemnification of employees or agents of the Corporation or others and for such other indemnification of directors, officers or Delegates as it shall deem appropriate.

        (b) Insurance, Contracts and Funding. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, Delegate, employee, or agent of the Corporation against any expenses, liabilities or losses, arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such expenses, liabilities or losses under the DGCL. The Corporation may enter into contracts with any director, officer or Delegate of the Corporation in furtherance of the provisions of this Article VI and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect the advancing of expenses and indemnification as provided in this Article VI.

         (c) Contractual Nature. The provisions of this Article VI shall be applicable to all Proceedings commenced or continuing after its adoption, whether such arise out of events, acts or omissions which occurred prior or subsequent to such adoption, and shall continue as to a person who has ceased to be a director, officer or Delegate and shall inure to the benefit of the heirs, executors and administrators of such person. This Article VI shall be deemed to be a contract between the Corporation and each person who, at any time that this
Article VI is in effect, serves or agrees to serve in any capacity which entitles him to indemnification hereafter and any repeal or other modification of this Article VI, the adoption of any provision of the Certificate of Incorporation inconsistent with this Article VI or any repeal or modification of the DGCL or any other applicable law shall not limit any such person's entitlement to the advancement of expenses or indemnification under this Article VI for Proceedings then existing or later arising out of events, acts or omissions occurring prior to such repeal or modification or adoption of an inconsistent provision, including, without limitation, the right to indemnification for Proceedings commenced after such repeal or modification or adoption of an inconsistent provision to enforce this Article VI with regard to Proceedings arising out of acts, omissions or events occurring prior to such repeal or modification or adoption of an inconsistent provision.

                                   ARTICLE VII
                             SHARES OF CAPITAL STOCK
                             -----------------------

Section 1.        Share Certificates.
                  ------------------

         Every holder of capital stock in the Corporation shall be entitled to a certificate or certificates, to be in such form as the Board may from time to time prescribe, signed by the President or a Vice President and by the Secretary or an Assistant Secretary, and where signed by a transfer agent or an assistant transfer agent by a registrar the signature of such officers of the Corporation may be facsimile. Each such certificate shall exhibit the name of the registered holder thereof, the number and class of shares and the designation of the series, if any, which the certificate represents and the number of shares represented thereby. The Board may, if it so determines, direct that certificates for shares of stock of the Corporation be signed by a transfer agent or registered by a registrar, or both, in which case such certificates shall not be valid until so signed or registered, or both. In case any officer of the Corporation who shall have signed, or whose facsimile signature shall have been used on any certificate for shares of stock of the Corporation, shall cease to be such officer, whether because of death, resignation or otherwise, before such certificate shall have been delivered, it may be delivered by the

Corporation as though the person who signed such certificate or whose facsimile signature shall have been used thereon had not ceased to be such officer.


Section 2.        Transfers of Shares.
                  -------------------

         Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof or by his attorney thereunto authorized by an instrument duly executed and witnessed and filed with the Corporation, and on surrender of the certificate or certificates for such shares properly endorsed and evidence of the payment of all taxes imposed upon such transfer. Every certificate surrendered for transfer shall be cancelled and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled.

Section 3.        Transfer Agents and Registrars.
                  ------------------------------

         The Board may appoint any one or more qualified banks, trust companies or other corporations organized under any law of any state of the United States or under the laws of the United States as agent or agents for the Corporation in the transfer of the stock of the Corporation and likewise may appoint any one or more qualified banks, trust companies or other corporations as registrar or registrars of the stock of the Corporation.

Section 4.        Lost, Stolen, Destroyed or Mutilated Certificates.
                  -------------------------------------------------

         New certificates for shares of stock may be issued to replace certificates lost, stolen, destroyed or mutilated upon such terms and conditions, which may but need not include the giving of a satisfactory bond of indemnity, as the Board may from time to time determine.

Section 5.        Holders of Record.
                  -----------------

         The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder and owner in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Delaware.

Section 6.        Treasury Shares.
                  ---------------

         Shares of the Corporation's stock held in its treasury shall not be voted, directly or indirectly, at any meeting.

                                  ARTICLE VIII
                               GENERAL PROVISIONS
                               ------------------

Section 1.        Corporate Seal.
                  --------------

         The Board shall prescribe the form of a suitable corporate seal, which shall contain the full name of the Corporation and the year and state of incorporation. Such seal may be used by causing it or a facsimile or reproduction thereof to be affixed to or placed upon the document to be sealed.


Section 2.        Fiscal Year.
                  -----------

         The fiscal year of the Corporation shall end on December 31st in each year or shall begin and end on such other days as shall be fixed by resolution of the Board.

Section 3.        Corporate Records.
                  -----------------

         The Corporation may maintain its corporate books and records at such place or places within or without the State of Delaware as the Board may deem necessary, desirable or expedient from time to time.

Section 4.        Checks, Drafts and Notes.
                  ------------------------

         All checks, drafts and other orders for the payment of money, notes and other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall be determined, from time to time, by resolution of the Board.

Section 5.        Execution of Proxies.
                  --------------------

         The Chairman of the Board or Chief Executive Officer or, in the absence or disability of both of them, any Vice President, may authorize, from time to time, the execution and issuance of proxies to vote shares of stock or other securities of other corporations held of record by the Corporation and the execution of consents to action taken or to be taken by any such corporation. All such proxies and consents, unless otherwise authorized by the Board, shall be signed in the name of the Corporation by either the Chairman of the Board, Chief Executive Officer or any Vice President.

Section 6.        Construction.
                  ------------

         Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both an entity and a natural person.

Section 7.        Severability.
                  ------------

         In the event that any of the provisions of these Bylaws (including any provision within a single article, section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the full extent permitted by law.


                                   ARTICLE IX
                                   AMENDMENTS
                                   ----------

Section 1.        Amendments.
                  ----------

         The Board shall have power without the assent or vote of the stockholders to make, alter, amend, change, add to or repeal these Bylaws of the Corporation. The stockholders shall also have the power to make, alter, amend, change, add to or repeal the Bylaws of the Corporation; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by the Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds (66 2/3%) of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to make, alter, amend, change, add to or repeal the Bylaws of the Corporation.